NEWTEKONE, INC. _____________________________ AMENDMENT TO EMPLOYMENT AGREEMENT WITH FRANK DEMARIA _____________________________ This Amendment to Employment Agreement (the “Amendment”) is entered into as of the 16th day of August 2026 (the “Effective Date”), by and between NEWTEKONE, INC. (the “Company”) and FRANK DEMARIA (the “Executive”) (the Company and the Executive are collectively referred to herein as the “Parties”). WHEREAS, the Executive and the Company entered into an Employment Agreement dated as of April 1, 2026, pursuant to which the Executive is employed by the Company as the Company’s Executive Vice President, Chief Financial Officer (the “Employment Agreement”); and WHEREAS, Section 18 of the Employment Agreement provides for the Parties to amend the Employment Agreement by a writing signed by the Parties; and WHEREAS, Parties desire to enter into this Amendment as of the Effective Date, on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Company AGREE as follows: A. Amendment to Agreement. The Employment Agreement is hereby amended as of the Effective Date, to delete Paragraph 11(b) and replace with the following: 11.(b) Without Just Cause. The Chief Executive Officer may, by written notice to the Executive, immediately terminate Executive’s employment for a reason other than Just Cause. In such event, the Executive shall be entitled to a total severance payment equal to one (1) times the Executive’s Annual Base Compensation in effect at the time of termination (the “Severance Payment”). The Severance Payment shall be paid in equal installments over a twelve (12) month period following the Executive’s termination of employment, payable in accordance with the Company’s regularly scheduled payroll (the “Installment Payments”). Each Installment Payment shall be treated as a separate payment for purposes of Treasury Regulations Section 1.409A-2(b)(2)(iii). B. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Employment Agreement shall remain in full force and effect.

2 C. Miscellaneous. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law. IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first hereinabove written. NEWTEKONE, INC. By: Barry Sloane, CEO & President EXECUTIVE By: Frank DeMaria